SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         Current Report
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (date of earliest event reported)    January 11, 2000
                                                    ----------------



                 Cooker Restaurant Corporation
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)



                              Ohio
         ----------------------------------------------
         (State or other jurisdiction of incorporation)




           1-13044                         62-1292102
   ------------------------      --------------------------------
   (Commission File Number)      (IRS EmployerIdentification No.)




                     5500 Village Boulevard
                   West Palm Beach, FL  33407
  ------------------------------------------------------------
  (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code   (561) 615-6000
                                                     --------------



                              N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 5.     Other Events

ADOPTION OF PREFERRED SHARE PURCHASE RIGHTS

     On January 11, 2000, the Board of Directors of Cooker Restaurant Corporation (the "Company"), adopted a Preferred Share
Purchase Rights Plan (the "Rights Plan") and, in connection therewith, declared a dividend distribution of one preferred share purchase right ("Right") on each outstanding share of the Company's common stock to shareholders of record at the close of business on January 16, 2000.

     Subject to the terms of the Rights Plan, each Right entitles the registered holder to purchase from the Company one one-hundreth of a share of the Company's Class A Junior Participating Preferred Stock (the "Preferred Shares") (or in certain circumstances, cash, property or other securities). Each Right has an initial exercise price of $17.50 for one one-hundreth of a Preferred Share (subject to adjustment). The Rights will be exercisable only if a person or group acquires 15% or more of the Company's common stock or announces a tender or exchange offer the consummation of which would result in ownership by a person or group of 15% or more of the common stock. Upon any such occurrence, each Right will entitle its holder (other than such person or group of affiliated or associated persons) to purchase, at the Right's then-current exercise price, a number of the Company's common shares having a market value of twice such price.

     This description of the Rights Plan is not complete and is qualified in its entirety by reference to the copy of the Rights Plan attached as Exhibit 4.1 hereto and the Press Release (the "Press Release") attached as Exhibit 99.1 hereto, which Exhibits are both incorporated herein by reference.

     On January 11, 2000, the Company elected Brad Saltz and D.
Shannon LeRoy to the Board of Directors to fill the vacancies on the Board as stated in the Press Release.

Item 7.         Financial Statements and Exhibits

(c)  Exhibits

 Exhibit
 Number                          Description
---------  -------------------------------------------------------

  4.1 Rights Agreement, dated as of January 16, 2000, between the Registrant and First Union National Bank, as Rights Agent, and the Exhibits thereto, including the form of Rights Certificate attached as Exhibit B thereto and the form of Summary of Rights attached as Exhibit C thereto (incorporated by reference to Exhibit 2 of the Registrant's Form 8-A filed with the Commission on January 12, 2000; Commission File No. 1-13044).


  99.1 Press Release, dated January 11, 2000, announcing the Registrant's adoption of the Preferred Share Purchase Rights Plan and newly elected directors to the Board (incorporated by reference to Exhibit 3 of the Registrant's Form 8-A filed with the Commission on January 12, 2000; Commission File No. 1-13044).

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                COOKER RESTAURANT CORPORATION



                                By: /s/ Mark W. Mikosz
                                    Mark W. Mikosz, Vice President
Dated: January 17, 2000             and Chief Financial Officer

                          Exhibit Index



Exhibit No.
-----------

   4.1 Rights Agreement, dated as of January 16, 2000, between the Registrant and First Union National Bank, as Rights Agent, and the Exhibits thereto, including the form of Rights Certificate attached as Exhibit B thereto and the form of Summary of Rights attached as Exhibit C thereto (incorporated by reference to Exhibit 2 of the Registrant's Form 8-A filed with the Commission on January 12, 2000; Commission File No. 1-13044).


   99.1 Press Release, dated January 11, 2000, announcing the Registrant's adoption of the Preferred Share Purchase Rights Plan and newly elected directors to the Board (incorporated by reference to Exhibit 3 of the Registrant's Form 8-A filed with the Commission on January 12, 2000; Commission File No. 1-13044).